HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT TWELVE

333-114401	HV-4824 - Group Variable Funding Agreements
333-114404	HV-4900 - Group Variable Funding Agreements
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Prospectus Supplement Dated September 5, 2012

This Supplement updates certain information contained in the following prospectuses, as they may have been subsequently supplemented, for products issued by Hartford Life Insurance Company:

HV-4824 - Group Variable Funding Agreements, dated May 1, 2012

HV-4900 - Group Variable Funding Agreements, dated May 1, 2012

Please read this Supplement carefully.  You should attach this Supplement to the applicable product prospectus referred to above and retain it for future reference.

On September 4, 2012, Hartford Life, Inc., an indirect wholly-owned subsidiary of The Hartford Financial Services Group, Inc., agreed to sell (the “Sale”) its retirement plans business to Massachusetts Mutual Life Insurance Company (“Buyer”). Buyer is a leading insurance and financial services company. As part of the Sale, Buyer has agreed to reinsure the obligations of Hartford Life Insurance Company under the group variable funding agreements described in this prospectus (the “Contracts”) and to provide administration for the Contracts. Additionally as part of the Sale, MML Distributors, LLC, an affiliate of Buyer, will replace Hartford Securities Distribution Company, Inc. as the principal underwriter for the Contracts. The closing of the Sale is subject to regulatory approvals, and the satisfaction of other customary conditions.